Exhibit 99.2
AMENDMENT NO. 1 TO AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
     This AMENDMENT NO. 1 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of February 12, 2009, by and between TEXTRON FINANCIAL CORPORATION, a Delaware corporation (“TFC”), and TEXTRON RECEIVABLES CORPORATION III, a Delaware corporation (“TRC III”).
BACKGROUND
     A. TFC and TRC III are party to that certain Amended and Restated Receivables Purchase Agreement dated as of May 26, 2005 (as amended or otherwise modified, the “Receivables Purchase Agreement”).
     B. TRC III and TFC have made a request to amend certain provisions of the Receivables Purchase Agreement pursuant to Section 7.1(b) of the Receivables Purchase Agreement, which permits an amendment of the Receivables Purchase Agreement without the consent of any of the Interestholders of any outstanding Series so long as (i) the Servicer has delivered to the Indenture Trustee an Officer’s Certificate to the effect that the amendment will not adversely affect in any material respect the interests of any of the Interestholders of any outstanding Series and (ii) the Rating Agency Condition is satisfied.
     C. The parties hereto are willing to enter into this Amendment upon the terms and conditions set forth below.
     NOW THEREFORE, in consideration of the matters set forth in the recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENT
     Section 1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Receivables Purchase Agreement.
     Section 2. Amendments to the Receivables Purchase Agreement.
     (a) Section 2.6 of the Receivables Purchase Agreement is hereby amended by redesignating existing clause (c) as clause (d) and inserting a new clause (c) as follows:
(c) Notwithstanding the foregoing, if, on any day, an Account has a Receivable balance of zero which the Servicer will remove from its master files, only the conditions set forth in Section 2.6(b)(v), (vi)(B) and (vii) (to the extent applicable) need be satisfied, but such Account shall otherwise be deemed to be a Removed Account and Designated Account and the Removal Commencement Date shall be the date on which the Servicer removes such Account from its master files.
     (b) The first sentence of Section 2.6(d) (as redesignated) of the Receivables Purchase Agreement is hereby amended by restating in its entirety such sentence as follows:
Subject to Section 2.6(b), upon satisfaction of the conditions therein, if applicable, and upon TFC’s consent to the proposed removal, on the Removal Commencement Date with respect to any Designated Account, such Designated Account and any Collateral Security related to any present or former Receivables in such Designated Account shall be deemed removed from operation of this Agreement (a “Removed Account”) for all purposes and TRC III shall automatically and without further action be deemed to sell, transfer, assign, set over and otherwise convey to TFC, without recourse, representation or warranty, all the right, title and interest of TRC III in and to all Collateral Security related to any present or former Receivable in such Designated Account and all moneys due or to become due with respect thereto and all proceeds thereof.
     Section 3. Covenants, Representations and Warranties.
     (a) Upon the effectiveness of this Amendment, each of TFC and TRC III hereby reaffirms all covenants, representations and warranties made by it, to the extent the same are not amended hereby, in the Basic Documents and agrees that all such covenants, representations and warranties (except to the extent such representations and warranties related to a specific date) shall be deemed to have been re-made as of the date of this Amendment.
     (b) Each of TFC and TRC III hereby represents and warrants as to itself (i) that this Amendment constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity which may limit the availability of equitable remedies and (ii) upon the effectiveness of this Amendment, no event shall have occurred and be continuing which constitutes an Event of Default.
     Section 4. Conditions Precedent. This Amendment shall be effective as of the date first set forth above, subject to the satisfaction of the following conditions precedent:
     (a) Executed Amendment. Receipt by the Indenture Trustee of a copy of this Amendment duly executed by each of the parties hereto;
     (b) Servicer Officer’s Certificate. The Servicer has delivered to the Indenture Trustee an Officer’s Certificate to the effect that this Amendment will not adversely affect in any material respect the interests of any of the Interestholders of any outstanding Series; and
     (c) Rating Agency Condition. The Rating Agency Condition is satisfied.
     Section 5. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAWS) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
     Section 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.
     Section 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

TEXTRON FINANCIAL CORPORATION
By:	/s/ Paul Rerick
	Name:	Paul Rerick
	Title:	Assistant Treasurer

TEXTRON RECEIVABLES CORPORATION III
By:	/s/ Paul Rerick
	Name:	Paul Rerick
	Title:	Assistant Treasurer

Signature Page to Amendment No. 1 to Amended and Restated Receivables Purchase Agreement